NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants.  Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

Principal Life Insurance Company,  Raleigh,  NC 27612

A member of the Principal Financial Group®

THE EXECUTIVE NONQUALIFIED EXCESS PLAN

ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by Appvion, Inc. (the "Company") of the Executive Nonqualified Excess Plan ("Plan").

W I T N E S S E T H:

WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,

NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the

Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6Committee:The duties of the Committee set forth in the Plan shall be satisfied by:

XX(a)Company

__(b)The administrative committee appointed by the Board to serve at the pleasure of the Board.

__(c) Board.

__(d)Other (specify): _____________________________.

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2.8Compensation:The "Compensation" of a Participant shall mean all of a Participant's:

XX(a)Base salary.

XX(b)Service Bonus.

XX(c)Performance-Based Compensation earned in a period of 12 months or more.

__(d)Commissions.

__ (e)Compensation received as an Independent Contractor reportable on Form 1099.

XX(f)Other: Non-Employee Director’s Fees

XX(g)Other: Restricted Stock Unit Payments

XX(h)Other: The Encapsys Long Term Performance Cash Plan

2.9Crediting Date:The Deferred Compensation Account of a Participant shall be credited as follows:

Participant Deferral Credits at the time designated below:

__(a)The last business day of each Plan Year.

__(b)The last business day of each calendar quarter during the Plan Year.

__(c)The last business day of each month during the Plan Year.

__(d)The last business day of each payroll period during the Plan Year.

XX(e)Each pay day as reported by the Employer.

__(f)On any business day as specified by the Employer.

Employer Credits at the time designated below:

__(a) On  any business day as specified by the Employer.

XX(b)  Other: The last business day of each Plan Year.

2.13Effective Date:

__(a)This is a newly-established Plan, and the Effective Date of the Plan is_______________.

XX(b)This is an amendment and restatement of a plan named The Appvion, Inc. Executive Nonqualified Excess Plan with an effective date of  02/01/2006 and amended January 1, 2008,  March 1, 2010,  March 1, 2011, and June 1, 2013. The Effective Date of this amended and restated Plan is January 1, 2015. This is amendment 5, which reflects changes to Sections 2.8(h), 2.26, 4.1(h), 4.1.2 and 5.1.

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2.20 Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

XX(a)Age 65.

__(b)The later of age ___ or the _______ anniversary of the participationcommencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

__(c)Other: _____________________________________.

2.23Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	EIN
Appvion, Inc.	36-2556469

2.26Plan: The name of the Plan is

The Appvion, Inc. Executive Nonqualified Excess Plan

2.28Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30Seniority Date: The date on which a Participant has:

__(a)Attained age __.

__(b)Completed __ Years of Service from First Date of Service.

__(c)Attained age __ and completed __ Years of Service from First Date of Service.

XX(d)Not applicable – distribution elections for Separation from Service are not based on Seniority Date

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4.1Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a

Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX(a)Base salary:

minimum deferral:             2%

maximum deferral:           50%

XX(b)Service Bonus:

minimum deferral:             2%

maximum deferral:           75%

XX(c)Performance-Based Compensation:

minimum deferral:             2%

maximum deferral:           75%

__(d)Commissions:

minimum deferral:    __________%

maximum deferral :   __________%

__(e)Form 1099 Compensation:

minimum deferral:    __________%

maximum deferral :   __________%

XX(f)Other: Non-Employee Director’s Fees

minimum deferral:    __________%

maximum deferral:            100%

XX(g)Other: Restricted Stock Unit Payments

minimum deferral:    __________%

maximum deferral:          75%

XX(h)Other: The Encapsys Long Term Performance Cash Plan

minimum deferral:             2%

maximum deferral:          75%

__(i)Participant deferrals not allowed.

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4.1.2 Participant Deferral Credits and Employer Credits – Election Period:  Participant elections regarding Participant Deferral Credits and Employer Credits shall be subject to the following effective periods (one must be selected):

__(a)Evergreen election.  An election made by the Participant shall continue in effect for subsequent years until modified by the Participant as permitted in Section

                            4.1 and Section 4.2. (This option is not permitted if source year accounts are elected in Section 5.1)

__(b)Non-Evergreen election.  Any election made by the Participant shall only remain in effect for the current election period and will then expire.  An election for each subsequent year will be required as permitted in Sections 4.1 and 4.2.

XX(c)Other:  See Exhibit A

4.2Employer Credits: Employer Credits will be made in the following manner:

XX(a)Employer Discretionary Credits:  The Employer may make discretionary credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

XX(i)An amount determined each Plan Year by the Employer.

__(ii)Other: _______________________________________.

XX(b)Other Employer Credits:  The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

__(i)An amount determined each Plan Year by the Employer.

XX(ii)Other: See Exhibit A.

__(c)Employer Credits not allowed.

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5.1 Deferred Compensation Account:  The Participant is permitted to establish the following accounts:

__(a)Non-source year account(s).  Deferred Compensation Account(s) will not be established on a source year basis:

__(i)A Participant's may establish only one account to be distributed upon

                            Separation from Service.  One set of payment options for that account is allowed as permitted in Section 7.1.  Additional In-Service or

                            Education accounts may be established as permitted in Section 5.4.

__(ii)A Participant may establish multiple accounts to be distributed upon

                            Separation from Service.  Each account may have one set of payment

                            options as permitted in Section 7.1    Additional In-Service or

                            Education accounts may be established as permitted in Section 5.4.

                            If this multiple account option  is elected, the Participant will also be required to elect Separation from Service payment options for each In-

                            Service or Education account established.

__(b)Source year account(s):    Annual Deferred Compensation Account(s) will be

                            established each year  in which Participant Deferral Credits or Employer Credits are credited to the Participant.  Only one account may be established each year for distribution upon Separation from Service. One set of payment options for that account  is allowed as permitted in Section 7.1. Additional In-

                            Service or Education accounts may be established for each source year as permitted in Section 5.4.  If this option is selected, Evergreen elections as described in Section 4.1.2 are not permitted.

XX(c)Other:  See Exhibit A

5.2 Disability of a Participant:

XX(a)A Participant's becoming Disabled shall be a Qualifying Distribution Event and the Deferred Compensation Account shall be paid by the Employer as provided in Section 7.1.

__(b)A Participant becoming Disabled shall not be a Qualifying Distribution Event.

5.3Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

__(a)An amount to be determined by the Committee.

XX(b)No additional benefits.

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5.4In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:

XX(a)In-Service Accounts are allowed with respect to:

XXParticipant Deferral Credits only.

__Employer Credits only.

__Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:

XXSingle lump sum payment.

XXAnnual installments over a term certain not to exceed 5 years.

Education Accounts are allowed with respect to:

XXParticipant Deferral Credits only.

__Employer Credits only.

__Participant Deferral and Employer Credits.

Education Accounts distributions may be made in the following manner:

XXSingle lump sum payment.

XXAnnual installments over a term certain not to exceed 5 years.

If applicable, amounts not vested at the time payments due under this Section cease will be:

__Forfeited

__Distributed at Separation from Service if vested at that time

__(b)No In-Service or Education Distributions permitted.

5.5 Change in Control Event:

XX(a)Participants may elect upon initial enrollment to have accounts distributedupon a Change in Control Event.

__(b)A Change in Control shall not be a Qualifying Distribution Event.

5.6	Unforeseeable Emergency Event:

XX(a)Participants may apply to have accounts distributed upon an Unforeseeable Emergency event;  See Exhibit A.

__(b)An Unforeseeable Emergency shall not be a Qualifying Distribution Event

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6.Vesting:  An Active Participant shall be fully vested in the Employer Credits made to the

Deferred Compensation Account upon the first to occur of the following events:

XX(a)Normal Retirement Age.

XX(b)Death.

XX(c)Disability.

XX(d)Change in Control Event

XX(e)Satisfaction of the vesting requirement as specified below:

XXEmployer Discretionary Credits:

__(i)Immediate 100% vesting.

__(ii)100% vesting after __ Years of Service.

__(iii)100% vesting at age __.

XX(iv)Number of YearsVested

of ServicePercentage

Less than1     0%

1    20%

2    40%

3    60%

4    80%

5   100%

6__%

7__%

8__%

9__%

10 or more__%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

XX(1)First day of Service.

__(2)Effective date of Plan participation.

__(3)Each Crediting Date. Under this option (3), each EmployerCredit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

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XXOther Employer Credits:

__(i)Immediate 100% vesting.

__(ii)100% vesting after __ Years of Service.

__(iii)100% vesting at age __.

XX(iv)Number of YearsVested

of ServicePercentage

Less than1     0%

1    20%

2    40%

3    60%

4    80%

5   100%

6__%

7__%

8__%

9__%

10 or more__%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

XX(1)First day of Service.

__(2)Effective date of Plan participation.

__(3)Each Crediting Date. Under this option (3), each EmployerCredit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

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7.1Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:

(a)Separation from Service (Seniority Date is Not Applicable)

XX(i)A lump sum.

XX(ii)Annual installments over a term certain as elected by the Participant not to exceed 5 years.

(b)Separation from Service prior to Seniority Date (If Applicable)

__(i)A lump sum.

XX(ii)Not Applicable

 (c)Separation from Service on or After Seniority Date  (If Applicable)

__(i)A lump sum.

__(ii)Annual installments over a term certain as elected by the Participant not to exceed ___ years.

XX(iii)Not Applicable

(d)Separation from Service Upon a Change in Control Event

XX(i)A lump sum.

XX(ii)Annual installments over a term certain as elected by the Participant not to exceed 5 years.

(e)Death

XX(i)A lump sum.

__(ii)Annual installments over a term certain as elected by the Participant not to exceed ___ years.

(f)Disability

XX(i)A lump sum.

XX(ii)Annual installments over a term certain as elected by the Participant not to exceed 5 years.

__(iii)Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:

__Forfeited

XXDistributed at Separation from Service if vested at that time

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(g)Change in Control Event

XX(i)A lump sum.

XX(ii)Annual installments over a term certain as elected by the Participant not to exceed 5 years.

__(iii)Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:

__Forfeited

XXDistributed at Separation from Service if vested at that time

5.4	De Minimis Amounts.

__(a)Notwithstanding any payment election made by the Participant, the vested balance in all Deferred Compensation Account(s) of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $ ___________.  In addition, the Employer may distribute a Participant's vested balance in all Deferred Compensation Account(s) of the Participant at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant's entire interest in the Plan

XX(b)There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant's vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant's entire interest in the Plan.

10.1Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:

XX(a)Company.

__(b)Employer or Participating Employer who employed the Participant when amounts were deferred.

14.Amendment and Termination of Plan: Notwithstanding any provision in this Adoption

Agreement or the Plan to the contrary, Section 4.2, 5.5, 5.6, 6, and 7.1 of the Plan shall be amended to read as provided in attached Exhibit A.

__There are no amendments to the Plan.

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17.9Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of Wisconsin, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

Appvion, Inc.

Name of Employer

By: /s/ Thomas J. Ferree                .

Authorized Person

Date: 5/8/15                                    .

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Exhibit A

Section 2.7 of the Plan Document shall be amended to include the additional definition of Company:

2.7“Company” means the company designated in the Adoption Agreement as such.  Solely for the purposes of determining whether a Change in Control Event (relating to Sections 5.5, 6, and 7.1 of the Adoption Agreement) has occurred, the “Company” shall be defined to be the “relevant corporation” within the meaning of Treasury Regulation Section 1.409A-3(I)(5)(ii).

Section 4.2 of the Adoption Agreement shall be amended to read as follows:

5.2	Employer Credits: Employer Credits will be made in the following manner.

XX(b)Other Employer Credits:  The Employer may make other credits to the Deferred Compensation Account of each Active  Participant in an amount determined as follows:

__(i)An amount determined each Plan Year by the Employer.

XX(ii)Other: Employer Credits will be calculated as follows:

•	6% of any deferral amounts into the Plan, plus an amount equal to the Retirement Contribution percentage associated with the participant’s age + service points for the plan year.
•

6% of compensation amounts above the IRS Section 401(a)(17)(B) limit ($230,000 in 2008, $245,000 in 2009), plus an amount equal to the Retirement Contribution percentage associated with your age + service points for that year.

•	Credits will not be calculated twice on compensation that falls into both categories above.
•	6% of compensation above/related to non-discrimination testing failure.

Section 5.6 of the Adoption Agreement shall be amended to read as follows:

5.6Unforeseeable Emergency Event:

XX(a)Participants may apply to have accounts distributed upon an Unforeseeable Emergency event.  This applies to participant deferrals only.  No Employer Credits may be distributed due to an Unforeseeable Emergency Event.

__(b)An Unforeseeable Emergency shall not be a Qualifying Distribution Event

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Section 4.1.2 of the Adoption Agreement shall be amended to read as follows:

4.1.2 Participant Deferral Credits (Base Salary, Service Bonus, Performance Based Compensation & Non-Employee Director Fees) and Employer Credits – Election Period:  Participant elections regarding Participant Deferral Credits and Employer Credits shall be subject to the following effective periods (one must be selected):

XX(a)Evergreen election.  An election made by the Participant shall continue in effect for subsequent years until modified by the Participant as permitted in Section

                            4.1 and Section 4.2. (This option is not permitted if source year accounts are elected in Section 5.1)

__(b)Non-Evergreen election.  Any election made by the Participant shall only remain in effect for the current election period and will then expire.  An election for each subsequent year will be required as permitted in Sections 4.1 and 4.2.

4.1.2 Participant Deferral Credits (Restricted Stock Unit Payments and The Encapsys Long Term Performance Cash Plan ) and Employer Credits – Election Period:  Participant elections regarding Participant Deferral Credits and Employer Credits shall be subject to the following effective periods (one must be selected):

__(a)Evergreen election.  An election made by the Participant shall continue in effect for subsequent years until modified by the Participant as permitted in Section

                            4.1 and Section 4.2. (This option is not permitted if source year accounts are elected in Section 5.1)

XX(b)Non-Evergreen election.  Any election made by the Participant shall only remain in effect for the current election period and will then expire.  An election for each subsequent year will be required as permitted in Sections 4.1 and 4.2.

Section 5.1 of the Adoption Agreement shall be amended to read as follows:

5.1 Deferred Compensation Account (Base Salary, Service Bonus, Performance Based Compensation & Non-Employee Director Fees):  The Participant is permitted to establish the following accounts:

XX(a)Non-source year account(s).  Deferred Compensation Account(s) will not be established on a source year basis:

XX(i)A Participant's may establish only one account to be distributed upon

                            Separation from Service.  One set of payment options for that account is allowed as permitted in Section 7.1.  Additional In-Service or

                            Education accounts may be established as permitted in Section 5.4.

__(ii)A Participant may establish multiple accounts to be distributed upon

                            Separation from Service.  Each account may have one set of payment options as permitted in Section 7.1  Additional In-Service or

                            Education accounts may be established as permitted in Section 5.4.

                            If this multiple account option  is elected, the Participant will also be required to elect Separation from Service payment options for each In-

                            Service or Education account established.

__(b)Source year account(s):  Annual Deferred Compensation Account(s) will be

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                            established each year  in which Participant Deferral Credits or Employer Credits are credited to the Participant.  Only one account may be established each year for distribution upon Separation from Service. One set of payment options for that account  is allowed as permitted in Section 7.1. Additional In-

                            Service or Education accounts may be established for each source year as permitted in Section 5.4.  If this option is selected, Evergreen elections as described in Section 4.1.2 are not permitted.

5.1 Deferred Compensation Account (Restricted Stock Unit Payments and The Encapsys Long Term Performance Cash Plan):  The Participant is permitted to establish the following accounts:

__(a)Non-source year account(s).  Deferred Compensation Account(s) will not be established on a source year basis:

__(i)A Participant's may establish only one account to be distributed upon

                            Separation from Service.  One set of payment options for that account is allowed as permitted in Section 7.1.  Additional In-Service or

                            Education accounts may be established as permitted in Section 5.4.

__(ii)A Participant may establish multiple accounts to be distributed upon

                            Separation from Service.  Each account may have one set of payment options as permitted in Section 7.1  Additional In-Service or

                            Education accounts may be established as permitted in Section 5.4.

                            If this multiple account option  is elected, the Participant will also be required to elect Separation from Service payment options for each In-

                            Service or Education account established.

XX(b)Source year account(s):  Annual Deferred Compensation Account(s) will be established each year  in which Participant Deferral Credits or Employer Credits are credited to the Participant.  Only one account may be established each year for distribution upon Separation from Service. One set of payment options for that account  is allowed as permitted in Section 7.1. Additional In-

                            Service or Education accounts may be established for each source year as permitted in Section 5.4.  If this option is selected, Evergreen elections as described in Section 4.1.2 are not permitted.

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